Subsequent Event	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENT
26.	SUBSEQUENT EVENT

iSTAR International Futures Co. Limited (now known as Rifa Futures Limited (“Rifa Futures”)), a subsidiary of the Company, resolved a disciplinary action with the Securities and Futures Commission of the Hong Kong SAR (the “SFC”) on April 12, 2017. The disciplinary action was instituted against Rifa Futures by the SFC under section 194 of the Securities and Futures Ordinance with respect to Rifa Future’s internal control deficiencies during the period between January 1, 2014 and July 31, 2014 (the “Relevant Period”). The SFC found that during the Relevant Period, Rifa Futures failed to take sufficient steps to mitigate the risk of unlawful money remittance when handling third party deposits and transfers to be in compliance with the applicable regulatory requirements. The SFC issued a press release on April 12, 2017 reprimanding Rifa Future and announcing a fine against Rifa Futures in the amount of HK$3 million. In the press release, the SFC also acknowledged that (i) Rifa Futures has taken steps to remediate its internal control deficiencies; (ii) Rifa Futures cooperated with the SFC in resolving the disciplinary proceeding; (iii) Rifa Futures agreed to engage an independent reviewer to conduct a review of its internal controls; and (iv) Rifa Futures has an otherwise clean disciplinary record.

All the responsible officers and other key staff responsible for the internal control deficiencies that are the subject of the disciplinary action have ceased to be employed by Rifa Futures. The HK$3 million fine has been reflected in the financial results in 2016.